Subsequent Events	12 Months Ended
Jun. 30, 2025
Subsequent Events [Abstract]
SUBSEQUENT EVENTS

18 — SUBSEQUENT EVENTS

Acquisition of a subsidiary

On July 2, 2025, Zhibao China entered into a Share Purchase Agreement (the “SPA”) with the shareholders of Zhonglian Jinan Insurance Brokers Co., Ltd. (“Zhonglian” or “Target”), and the Target, pursuant to which, subject to the terms and conditions set forth in the SPA, Zhibao China agreed to acquire an aggregate of 51% of the equity interest in Zhonglian (the “Acquired Assets”) for a total purchase price of RMB25.5 million (approximately $3.5 million) (“Purchase Price”), subject to adjustment as provided in the SPA (the “Acquisition”).

Under the SPA, Zhibao China also has a right of first refusal to acquire an additional 34% equity interests in Zhonglian by the end of 2027 (the “Subsequent Acquisition”), provided that the Sellers and Zhonglian have fulfilled their respective obligations under the SPA, and Zhibao China has not deliberately obstructed, whether through affirmative acts or passive omissions, the normal operation and management of Zhonglian. Notwithstanding the foregoing, if Zhibao China fails to complete the Subsequent Acquisition despite Zhonglian having fulfilled its obligations under the SPA, Zhibao China shall be deemed to be in breach of the SPA and shall be required to pay liquidated damages to the Sellers.

The acquisition was closed in September 2025. Due to the timing of acquisition, the initial accounting for the business combination is incomplete. As such the Company is not able to disclose certain information relating to the acquisition, including the preliminary fair value of assets acquired and liabilities assumed. The Company expects to complete the initial accounting for the acquisition before March 31, 2026.

Issuance of convertible notes

On July 22, 2025, pursuant to the terms of the Amended and Restated Securities Purchase Agreement (the “A&R Securities Purchase Agreement”), as amended and restated on February 14, 2025 in connection with the Company’s convertible note financing, the Company received additional $270,000 (net of original issue discount of 10%) in a second closing of the second tranche, excluding expenses and commissions (the “Second Closing of Second Tranche”). In the Second Closing of Second Tranche, the Company issued to the Investor a warrant to purchase up to 123,002 Class A ordinary shares at an initial exercise price of $1.18172 per share, subject to certain adjustments (the “Second Closing of Second Tranche Warrant”).

Entry into Hudson Equity Purchase Agreement

On June 22, 2025, the Company entered into the Hudson EPA with Hudson in connection with setting up certain equity line of credit facility (the “Hudson ELOC”). Pursuant to the Hudson EPA, Hudson has committed to purchase up to $15,000,000 (the “Aggregate Limit”) of the Company’s Class A ordinary shares over a two-year period commencing on June 22, 2025, subject to earlier terminations (the “Commitment Period”). On July 24, 2025, the Company issued to Hudson Global Ventures, LLC 140,000 Class A ordinary shares pursuant to the Hudson EPA.

Other than the above, the Company evaluated the subsequent event through the date of this report and concluded that there are no material reportable subsequent events need to be disclosed.